UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2025

Central Index Key Number of the issuing entity: 0002091562

Morgan Stanley Bank of America Merrill Lynch Trust 2025-5C2

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001089877

KeyBank National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-282944-03	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 13, 2025 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) is expected to cause the issuance of the Morgan Stanley Bank of America Merrill Lynch 2025-5C2, Commercial Mortgage Pass-Through Certificates, Series 2025-5C2 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of November 1, 2025 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Trimont LLC (“Trimont”), as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-2, Class A-2-1, Class A-2-2, Class A-2-X1, Class A-2-X2, Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class H-RR, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 36 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of October 28, 2025, between the Registrant and MSMCH; certain of the Mortgage Loans will be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of October 28, 2025, between the Registrant and BANA; certain of the Mortgage Loans will be acquired by the Registrant from Starwood Mortgage Capital LLC (“SMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of October 28, 2025, between the Registrant and SMC; and certain of the Mortgage Loans will be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of October 28, 2025, between the Registrant and KeyBank.

The assets of the Issuing Entity will include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan will be governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
The MC	N/A	Exhibit 99.5
Vertex HQ	Exhibit 4.2	Exhibit 99.6
Terra Apartments	N/A	Exhibit 99.7
Etude Self Storage West Coast Portfolio	Exhibit 4.3	Exhibit 99.8
125th & Lenox	Exhibit 4.4	Exhibit 99.9
ILPT 2025 Portfolio	Exhibit 4.5	Exhibit 99.10

Trimont has appointed KeyBank as a primary servicer with respect to two (2) mortgage loans, representing approximately 15.1% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of November 1, 2025 and attached hereto as Exhibit 99.11, between Trimont, as master servicer, and KeyBank, as primary servicer, the terms of which agreement are described under “Transaction Parties—The Primary Servicer and Outside Special Servicer—Summary of the KeyBank Primary Servicing Agreement” in the Prospectus.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BofA Securities, Inc., KeyBanc Capital Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of October 28, 2025, between the Registrant, the Underwriters, as underwriters, and MSMCH, and (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, BofA Securities, Inc., KeyBanc Capital Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of October 28, 2025, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH. Only the Publicly Offered Certificates will be offered to the public. The Privately Offered Certificates will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated October 29, 2025 and filed with the Securities and Exchange Commission on October 30, 2025. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-282944) was originally declared effective on January 3, 2025.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of October 28, 2025, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., KeyBanc Capital Markets Inc., Academy Securities, Inc. and Drexel Hamilton, LLC.
4.1	Pooling and Servicing Agreement, dated as of November 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
4.2	Trust and Servicing Agreement, dated as of August 1, 2025, between Morgan Stanley Capital I Inc., as depositor, Trimont LLC, as servicer, Situs Holdings, LLC, as special servicer, and Computershare Trust Company, as trustee, certificate administrator and custodian, relating to the VRTX 2025-HQ securitization transaction, pursuant to which the Vertex HQ Mortgage Loan is serviced.
4.3	Pooling and Servicing Agreement, dated as of October 1, 2025, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Trimont LLC, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the BANK5 2025-5YR17 securitization transaction, pursuant to which the Etude Self Storage West Coast Portfolio Mortgage Loan is serviced.
4.4	Pooling and Servicing Agreement, dated as of October 1, 2025, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Midland Loan Servicers, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the WFCM 2025-5C6 securitization transaction, pursuant to which the 125th & Lenox Mortgage Loan is serviced.
4.5	Trust and Servicing Agreement, dated as of June 27, 2025, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer, KeyBank National Association, as special servicer, Computershare Trust Company, National Association, as trustee, Computershare Trust Company, National Association, as certificate administrator, and Park Bridge Lender Services LLC, as operating advisor, relating to the ILPT 2025-LPF2 securitization transaction, pursuant to which the ILPT 2025 Portfolio Mortgage Loan is serviced.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 29, 2025.
99.1	Mortgage Loan Purchase Agreement, dated as of October 28, 2025, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated as of October 28, 2025, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of October 28, 2025, between Morgan Stanley Capital I Inc. and Starwood Mortgage Capital LLC.
99.4	Mortgage Loan Purchase Agreement, dated as of October 28, 2025, between Morgan Stanley Capital I Inc. and KeyBank National Association.

99.5	Agreement Between Noteholders, dated as of October 7, 2025, by and among KeyBank National Association, as initial agent, KeyBank National Association, as initial note A-1 holder, KeyBank National Association, as initial note A-2 holder, and KeyBank National Association, as initial note A-3 holder, relating to The MC Whole Loan.
99.6	Agreement Between Note Holders, dated as of August 14, 2025, by and between Morgan Stanley Bank, N.A., as initial note A-1-1 holder, initial note A-1-2 holder, initial note B-1 holder, initial note C-1 holder, initial note D-1 holder and initial note E-1 holder, Bank of Montreal, as initial note A-2-1 holder, initial note A-2-2 holder, initial note B-2 holder, initial note C-2 holder, initial note D-2 holder and initial note E-2 holder, Goldman Sachs Bank USA, as initial note A-3-1 holder, initial note A-3-2 holder, initial note B-3 holder, initial note C-3 holder, initial note D-3 holder and initial note E-3 holder, JPMorgan Chase Bank, National Association, as initial note A-4-1 holder, initial note A-4-2 holder, initial note B-4 holder, initial note C-4 holder, initial note D-4 holder and initial note E-4 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Vertex HQ Whole Loan.
99.7	Agreement Between Note Holders, dated as of September 19, 2025, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder and initial note A-3 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Terra Apartments Whole Loan.
99.8	Agreement Between Note Holders, dated as of August 14, 2025, by and between Bank of America, N.A., as initial note A-1 holder, Bank of America, N.A., as initial note A-2 holder, Bank of America, N.A., as initial note A-3 holder, and Bank of America, N.A., as initial agent, relating to the Etude Self Storage West Coast Portfolio Whole Loan.
99.9	Co-Lender Agreement, dated as of September 11, 2025, by and between RREF V – D DLI WF, LLC, as initial note A-1 holder and as initial agent, and Morgan Stanley Mortgage Capital Holdings LLC, as initial note A-2 holder, relating to the 125th & Lenox Whole Loan.
99.10	Agreement Between Noteholders, dated as of June 26, 2025, by and between Citi Real Estate Funding Inc., as initial agent, initial note A-1 holder, initial note A-7 holder and initial note B-1 holder, Bank of America, N.A., as initial note A-2 holder, initial note A-8 holder and initial note B-2 holder, Morgan Stanley Mortgage Capital Holdings LLC, as initial note A-3 holder, initial note A-9 holder and initial note B-3 holder, Bank of Montreal, as initial note A-4 holder, initial note A-10 holder and initial note B-4 holder, Royal Bank of Canada, as initial note A-5 holder, initial note A-11 holder and initial note B-5 holder, and UBS AG New York Branch, as initial note A-6 holder, initial note A-12 holder and initial note B-6 holder, relating to the ILPT 2025 Portfolio Whole Loan.
99.11	Primary Servicing Agreement, dated as of November 1, 2025, by and between Trimont LLC, as master servicer, and KeyBank National Association, as primary servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
		Name:	Jane Lam
		Title:	President
Dated: October 30, 2025

MSBAM 2025-5C2 – Form 8-K (Pricing)